Supplement dated July 15, 2014
to the Statement of Additional Information
for Principal Funds, Inc.
dated December 30, 2013 as amended and restated June 11, 2014

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PORTFOLIO MANAGER DISCLOSURE
Sub-Advisor: Principal Global Investors, LLC (“PGI”)
Delete references to Douglas J. Gaylor.